UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) July 24, 2013

DICE HOLDINGS, INC.

(Exact Name of Registrant as Specified in Its Charter)

DELAWARE

(State or Other Jurisdiction of Incorporation)

001-33584	20-3179218
(Commission File Number)	(IRS Employer Identification No.)

1040 AVENUE OF THE AMERICAS, 16TH FLOOR, NEW YORK, NEW YORK	10018
(Address of Principal Executive Offices)	(Zip Code)

(212) 725-6550

(Registrant's Telephone Number, Including Area Code)

NOT APPLICABLE

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.    RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
On July 24, 2013, Dice Holdings, Inc. (the “Company”) reported its results of operations for the fiscal quarter ended June 30, 2013. A copy of the press release issued by the Company concerning the foregoing is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.
The information in this Form 8-K, including the accompanying exhibit, is being furnished under Item 2.02 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liability of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.

ITEM 8.01.    OTHER EVENTS.
On July 24, 2013, the Company announced that effective September 30, 2013, Michael Durney, EVP, Industry Brands Group and CFO, will succeed Scot Melland as President and CEO. Mr. Durney will also join the Company’s board of directors as a director, while Mr. Melland will resign as chairman, but remain a director on the Company’s board.
A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated by reference herein.

ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial Statements of Business Acquired.
Not applicable.

(b)	Pro Forma Financial Information.
Not applicable.

(c)	Shell Company Transactions.
Not applicable.

(d)	Exhibits.

EXHIBIT NO.     DESCRIPTION
99.1                Press Release, dated July 24, 2013
99.2                Press Release, dated July 24, 2013

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DICE HOLDINGS, INC.

Date:	July 24, 2013	By: /s/ Michael P. Durney
Name: Michael P. Durney
Title: Executive Vice President, Industry Brands Group and Chief Financial Officer

EXHIBIT INDEX

99.1     Press Release, dated July 24, 2013

99.2     Press Release, dated July 24, 2013